UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): April 22, 2013

MARATHON PATENT GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54652	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2331 Mill Road, Suite 100 Alexandria, VA		22314
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 232-1701

 (Former name or former address, if changed since last report)

Copies to:
Harvey J. Kesner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment on Form 8-K/A to Marathon Patent Group, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 26, 2013 (the “Original Form 8-K”), is solely to include Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5 in Item 9.01.

No other changes have been made to the Original Form 8-K. This Amendment speaks as of the original filing date of the Original Form 8-K, does not reflect events that may have occurred subsequent to the original filing date and does not modify or update in any way disclosures made in the Original Form 8-K.

ITEM 2.01                      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

ITEM 3.02                      UNREGISTERED SALES OF EQUITY SECURITIES.

On April 22, 2013, Cyberfone Acquisition Corp. (“Acquisition Corp.”), a Texas corporation and newly formed wholly owned subsidiary of Marathon Patent Group, Inc. (the “Company”) entered into a merger agreement (the “Agreement”) with Cyberfone Systems LLC, a Texas limited liability company (“Cyberfone Systems”), TechDev Holdings LLC (“TechDev”) and The Spangenberg Family Foundation for the Benefit of Children’s Healthcare and Education (“Spangenberg Foundation”).  TechDev and Spangenberg Foundation owned  100% of the membership interests of Cyberfone Systems (collectively, the ‘Cyberfone Sellers”).

Cyberfone Systems owns a foundational patent portfolio that includes claims that provide specific transactional data processing, telecommunications, network and database inventions, including financial transactions. The portfolio, which has a large and established licensing base, consists of ten United States patents and 27 foreign patents and one patent pending. The patent rights that cover digital communications and data transaction processing are foundational to certain applications in the wireless, telecommunications, financial and other industries. IPNavigation Group LLC (“IP Nav”), a Company founded by Erich Spangenberg and associated with the Cyberfone Sellers will continue to support and manage the portfolio of patents and retain a contingent participation interest in all recoveries.  IP Nav provides patent monetization and support services under an existing agreement with Cyberfone Systems.

Pursuant to the terms of the Merger Agreement, Cyberfone Systems merged with and into Acquisition Corp with Cyberfone Systems surviving the merger as the wholly owned subsidiary of the Company (the “Merger”).  The Company (i) issued 6,000,000 shares of common stock to the Cyberfone Sellers (the “Merger Shares”), (ii) paid the Cyberfone Sellers $500,000 cash and (iii) issued a $500,000 promissory note to TechDev (the “Note”).  The Note is non-interest bearing and becomes due June 22, 2013, subject to acceleration in the event of default.  The Company may prepay the Note at any time without premium or penalty.

In addition to the payments described above, within 30 days following the end of each calendar quarter (commencing with the first full calendar quarter following the calendar quarter in which Cyberfone Systems recovers $4 million from licensing or enforcement activities related to the patents), Cyberfone Systems will be required to pay out a certain percentage of such recoveries.

In connection with the Merger and pursuant to a license agreement (the “License Agreement”), Cyberfone Systems granted the Cyberfone Sellers a non-exclusive license-back to the patents owned by Cyberfone Systems and the inventors retain commercialization rights previously granted by Cyberfone Systems or its predecessors.

The Company entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company has agreed to file a “resale” registration statement with the Securities and Exchange Commission (“SEC”) covering the resale of the Merger Shares within 90 days of the closing of the Merger (the “Filing Date”).  The Company has agreed to maintain the effectiveness of the registration statement from the effective date until all securities have been sold or are otherwise able to be sold pursuant to Rule 144.  The Company has agreed to use its reasonable best efforts to have the registration statement declared effective within 180 days of the earlier of the date that such registration statement is filed with the SEC and the Filing Date (“the Effectiveness Date”).  The Company is obligated to pay  1% per month, up to a maximum of 6%, of the Cyberfone Sellers’ investment value, payable in cash, for every thirty (30) day period (i) following the Filing Date that the registration statement has not been filed and (ii) following the Effectiveness Date that the registration statement has not been declared effective; provided, however, that the Company shall not be obligated to pay any such liquidated damages if the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415, provided the Company registers at such time the maximum number of shares of common stock permissible upon consultation with the staff of the SEC.

The above description of the transactions and agreements discussed herein does not purport to be complete and is qualified in its entirety by the Merger Agreement, the Form of Promissory Note, the License Agreement and the Registration Rights Agreement, attached as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, to this Current Report on Form 8-K.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial Statements of Businesses Acquired.  In accordance with Item 9.01(a), (i) audited financial statements for the prior two fiscal years and (ii) unaudited financial statements for the three-month interim period ended March 31, 2013 are filed as Exhibits 99.3 and 99.4 respectively to this Current Report.

(b)       Pro Forma Financial Information.  In accordance with Item 9.01(b), our pro forma financial statements are filed as Exhibit 99.5 to this Current Report.

(d)       Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1 10.2 10.3 10.4 99.1 99.2 99.3 99.4 99.5
Merger Agreement dated as of April 22, 2013*
Form of Promissory Note*
Form of Registration Rights Agreement*
License Agreement*
Press Release dated April 22, 2013*
Press Release dated April 24, 2013*
Audited Financial Statements of Cyberfone Systems LLC for the years ended December 31, 2012 and 2011
Financial Statements of Cyberfone Systems LLC for the three months ended March 31, 2013 and 2012
Pro Forma Financial Information

*Incorporated by Reference to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 24, 2013

MARATHON PATENT GROUP, INC.

By:	/s/ Doug Croxall
Name: Doug Croxall
Title: Chief Executive Officer